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                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, officers and/or directors of FUQUA ENTERPRISES, INC., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint Lawrence P. Klamon and Mildred H. Hutcheson, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under said Act of the Corporation's Form 10-K Annual Report for the year ending December 31, 1995, including specifically power and authority to sign his name to said Form 10-K to be filed with the Securities and Exchange Commission and any amendments thereto, and to attest the seal of the Corporation thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm that said attorneys and agents, and each of them, shall have, and may exercise, without the others, all the powers hereby confirmed.
              IN WITNESS WHEREOF, each of the undersigned has signed his name hereto on the 11th day of March, 1996.



            /s/ J. B. Fuqua                                               /s/ J. Rex Fuqua
            ----------------------------------------------                -------------------------------------------
            J. B. Fuqua, Chairman of the Board of                         J. Rex Fuqua, Vice Chairman of the
            Directors                                                     Board of Directors


            /s/ L. P. Klamon                                              /s/ Brady W. Mullinax, Jr.
            ----------------------------------------------                -------------------------------------------
            Lawrence P. Klamon, Director, President and                   Brady W. Mullinax, Jr., Vice
            Executive Officer (Principal                                  President-Finance, and
            Executive Officer)                                            Chief Financial Officer (Principal
                                                                          Financial Officer and Principal
                                                                          Accounting Officer)





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
            /s/ W. Clay Hamner                     /s/ Frank W. Hulse IV
            --------------------------------       -----------------------------
            W. Clay Hamner, Director               Frank W. Hulse IV, Director



            /s/ Richard C. Larochelle              /s/ Gene J. Minotto
            --------------------------------       -----------------------------
            Richard C. Larochelle, Director        Gene J. Minotto, Director



            /s/ Clark L. Reed                      /s/ D. Raymond Riddle
            --------------------------------       -----------------------------
            Clark L. Reed, Director                D. Raymond, Riddle, Director





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